GOLDMAN SACHS TRUST
GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Institutional Shares
Service Shares
Class A, B and C Shares

Supplement dated September 1, 2000 to
Prospectuses dated November 30, 1999

          Under “Service Providers—Fund Managers” the information for the New York-Based Portfolio Management Team should be revised to delete Robert A. Beckwitt and to add the following to the London-Based Portfolio Management Team:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Gary Greenberg Vice President	Senior Portfolio Manager- Emerging Markets Equity Fund	Since 1999	Mr. Greenberg joined the
Investment Adviser as a
portfolio manager in 1999.
From 1998 to 1999, he was
a Managing Director and the
lead international portfolio
manager at Van Eck Global
Asset Management. Prior to
that, he was Chief
Investment Officer for
Peregrine Asset
Management in Hong Kong
from 1994 to 1998.

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